UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07532

Municipal Advantage Fund Inc.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Municipal Advantage Fund Inc.

A n n u a l  R e p o r t
O c t o b e r  3 1,  2 0 0 5

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Net Assets	11

Notes to Financial Statements	12-16

Financial Highlights	17

Report of Independent Registered Public
Accounting Firm	18

Privacy Policy / Proxy Voting Policies & Procedures	19

Tax Information	20

Dividend Reinvestment & Cash Purchase Plan	21

Board of Directors & Principal Officers	22-23

Municipal Advantage Fund Inc. Letter to Shareholders

December 15, 2005

Dear Shareholder:

We are pleased to provide you with the annual report for Municipal Advantage Fund Inc. (the “Fund”) for the year ended October 31, 2005.

Please refer to the following pages for specific Fund information. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s transfer agent at (800) 331-1710. Also, note that a wide range of information and resources can be accessed through our Web site, www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager and Oppenheimer Capital LLC, the Fund’s investment adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor Chairman	Brian S. Shlissel President & Chief Executive Officer

| 10.31.05 | Municipal Advantage Fund Annual Report 1

Municipal Advantage Fund Inc. Performance & Statistics
October 31, 2005 (unaudited)

Symbol:	Primary Investments:	Inception Date:
MAF	Municipal fixed-income	April 30, 1993
securities, the interest from
Objective:	which is exempt from federal	Net Assets(1):
Seek a high level of current	income tax.	$159.4 million
income exempt from federal
income tax.		Portfolio Manager:
Matthew Greenwald

Total Return(2):	Market Price	Net Asset Value (“NAV”)

1 year	(0.14)%	1.41%
3 years	5.00%	5.09%
5 years	8.41%	6.89%
10 years	7.21%	6.29%

Common Share Market Price/NAV Performance: Commencement of Operations (4/30/93) to 10/31/05	Market Price/NAV:

	Market Price	$12.37

	NAV	$14.39

	Discount to NAV	(14.04)%

	Market Price Yield(3)	4.85%

	Moody’s Ratings (as a % of total investments)

(1)	Inclusive of Preferred Stock outstanding of $55 million.

(2)
Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan.

Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at October 31, 2005.

2 Municipal Advantage Fund Annual Report | 10.31.05 |

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2005

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES—98.2%

	California—11.9%
$ 1,000	Foothill/Eastern Corridor Agcy., Toll Rd. Rev.,
	5.75%, 1/15/40	Baa3/BBB-	$1,018,680
5,500	Golden State Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/35 (FGIC)	Aaa/AAA	5,625,895
1,000	Los Angeles Unified School Dist., GO,
	5.75%, 7/1/16 (MBIA)	Aaa/AAA	1,139,490
1,400	Sacramento Muni. Utility Electric Dist. Rev.,
	5.75%, 7/1/18, Ser. K (AMBAC)	Aaa/AAA	1,605,450
7,000	State, GO, 5.125%, 11/1/24	A2/A	7,281,680
1,000	State Dept. Water Res. Rev.,
	5.50%, 5/1/16, Ser. A (AMBAC)	Aaa/AAA	1,104,370
1,000	State Health Facs. Financing Auth. Rev.,
	5.00%, 3/1/33	NR/A	1,002,370

			18,777,935

	Colorado—1.0%
1,500	Denver Convention Center, Auth. Rev.,
	5.00%, 12/1/21, Ser. A (XLCA)	Aaa/AAA	1,553,385

	District of Columbia—1.4%
	State GO,
955	5.25%, 6/1/27, Ser. A, (MBIA)	Aaa/AAA	997,402
145	5.25%, 6/1/27, Ser. A, (MBIA)
	(Pre-refunded @ $101, 6/1/08) (a)	Aaa/AAA	153,509
1,000	World Wildlife Fund, 6.00%, 7/1/18, Ser. A (AMBAC)	Aaa/AAA	1,107,480

			2,258,391

	Florida—7.1%
1,355	Highlands Cnty., Health Facs. Auth. Rev.,
	5.375%, 11/15/35	A2/A+	1,395,501
4,275	Miami-Dade Cnty., Expressway Auth. Toll System Rev.,
	5.00%, 7/1/29, Ser. B (FGIC)	Aaa/AAA	4,417,443
5,050	Tampa Water & Sewer Rev., 5.00%, 10/1/16 (FSA)	Aaa/AAA	5,425,619

			11,238,563

	Georgia—4.8%
1,000	Atlanta Dev. Auth. Rev., 5.25%, 7/1/12, Ser. A	A3/NR	1,061,040
2,350	Atlanta Water & Wastewater Rev.,
	5.00%, 11/1/37 (FSA)	Aaa/AAA	2,415,142
2,000	Chatham Cnty. Hospital Auth. Rev., 5.75%, 1/1/29	A3/A-	2,117,280
1,750	Cherokee Cnty. Water & Sewer Auth. Rev.,
	5.50%, 8/1/23 (MBIA)	Aaa/AAA	1,982,995

			7,576,457

| 10.31.05 | Municipal Advantage Fund Annual Report 3

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2005 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Hawaii—2.7%
$ 1,000	State Airport System Rev., 5.75%, 7/1/21, Ser. A (FGIC)	Aaa/AAA	$1,089,880
3,000	State Dept. of Budget & Finance,
	5.75%, 12/1/18, Ser. B (AMBAC) (b)	Aaa/AAA	3,214,350

			4,304,230

	Illinois—12.6%
6,535	Chicago, GO, 5.00%, 1/1/43 (AMBAC)	Aaa/AAA	6,630,868
1,145	Chicago O’ Hare Intl. Airport Rev.,
	5.50%, 1/1/15 (AMBAC)	Aaa/AAA	1,236,680
1,800	Chicago School Board of Education Reform, GO,
	5.25%, 12/1/21, Ser. A (FGIC)	Aaa/AAA	1,981,548
1,000	Chicago Wastewater Transmission Rev.,
	6.00%, 1/1/17 (MBIA)
	(Pre-refunded @ $101, 1/1/10) (a)	Aaa/AAA	1,104,740
1,000	Chicago Water Rev., 5.25%, 11/1/17 (FGIC)	Aaa/AAA	1,051,880
1,000	Health Facs. Auth. Rev., Centegra Health System,
	5.25%, 9/1/24	NR/A-	1,015,690
1,000	Madison & St. Clair Cnty. School Dist., GO,
	5.50%, 2/1/16 (FGIC)	Aaa/AAA	1,090,240
1,100	McHenry & Lake Cntys., Cmnty. High School Dist., GO,
	5.125%, 1/1/19 (FGIC)	Aaa/NR	1,162,062
	Regional Transmission Auth.,
1,005	5.50%, 6/1/16, Ser. B (FGIC)	Aaa/AAA	1,119,309
2,000	6.00%, 6/1/23 (FGIC)	Aaa/AAA	2,380,680
1,000	State Toll Highway Auth. Rev.,
	5.50%, 1/1/15, Ser. A (FSA)	Aaa/AAA	1,110,050

			19,883,747

	Indiana—0.7%
1,000	Indianapolis Local Public Impt. Board,
	5.00%, 2/1/17, Ser. A	Aaa/AAA	1,042,260

	Kentucky—1.4%
2,125	Louisville & Jefferson Cnty. Regional Airport
	Auth. System Rev., 5.375%, 7/1/23, Ser. A (FSA) (b)	Aaa/AAA	2,218,245

	Massachusetts—1.8%
1,500	State GO, 5.50%, 11/1/20, Ser. C
	(Pre-refunded @ $100, 11/1/12) (a)	Aa2/AA	1,648,680
1,000	State Health & Educational Facs. Auth. Rev.,
	5.125%, 7/1/19, Ser. B	Aa3/AA-	1,032,770
90	State Water Pollution Abatement Trust,
	6.375%, 2/1/15, Ser. A	Aaa/AAA	90,679

			2,772,129

4 Municipal Advantage Fund Annual Report | 10.31.05 |

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2005 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Michigan—2.9%
$ 1,065	Bloomingdale Public School Dist., No. 16, GO,
	5.50%, 5/1/19	Aa2/AA	$1,163,097
2,000	Grand Valley Univ. Rev., 5.50%, 2/1/18 (FGIC)	Aaa/AAA	2,212,260
1,075	Lincoln School Dist., GO., 5.50%, 5/1/19
	(Pre-refunded @ 100, 11/1/11) (a)	Aa2/AA	1,180,511

			4,555,868

	Nevada—1.0%
1,100	Clark Cnty. Park & Regional Justice Center, GO,
	5.50%, 11/1/17 (Pre-refunded @ $100, 11/1/09) (a)	Aa2/AA	1,186,273
	Housing Division Rev.,
60	5.65%, 4/1/22, Ser. A (b)	NR/AA	61,400
125	5.95%, 4/1/22 (b)	Aa2/AA	128,150
95	6.125%, 4/1/22, Ser. B-2 (FHA) (b)	Aa2/AA	98,532
80	6.20%, 4/1/17, Ser. B-1 (AMBAC)	Aaa/AAA	80,370

			1,554,725

	New Hampshire—0.1%
	State Housing Finance Auth.,
65	6.50%, 7/1/14, Ser. D (b)	Aa2/NR	65,278
60	6.90%, 7/1/19, Ser. C (b)	Aa2/NR	60,178

			125,456

	New Jersey—4.6%
5,510	State Economic Dev. Auth. Rev., 5.50%, 9/1/25,
	Ser. N-1 (FSA)	Aaa/AAA	6,306,085
750	Tobacco Settlement Financing Corp. Rev.,
	6.75%, 6/1/39	Baa3/BBB	854,790

			7,160,875

	New Mexico—5.2%
8,035	Albuquerque Lodger Tax Rev., 5.00%, 7/1/37,
	Ser. A (FSA)	Aaa/AAA	8,227,438

	New York—6.4%
	State, GO,
1,250	5.00%, 11/1/34, Ser. D	A1/A+	1,269,013
2,000	5.00%, 4/1/35, Ser. M	A1/A+	2,031,460
750	5.25%, 9/15/33, Ser. C	A1/A+	784,020
1,000	5.50%, 9/15/19, Ser. C	A1/A+	1,075,220
1,500	State Dormitory Auth Revs., New York Univ.,
	5.75%, 7/1/27, Ser. A (MBIA)	Aaa/AAA	1,764,600
165	State Mortgage Agcy. Rev., 5.80%, 10/1/12 (b)	Aa1/NR	169,305
2,825	Triborough Bridge & Tunnel Auth. Revs.,
	5.125%, 11/15/29, Ser. B	Aa2/AA-	2,959,187

			10,052,805

| 10.31.05 | Municipal Advantage Fund Annual Report 5

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2005 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	North Dakota—0.3%
$ 488	State Housing Finance Agcy. Rev.,
	5.50%, 7/1/18, Ser. C (b)	Aa1/NR	$489,293

	Ohio—5.8%
1,155	Akron Sewer System Rev., 5.25%, 12/1/18 (MBIA)	Aaa/NR	1,243,473
3,085	Cuyahoga Cnty., GO, 5.60%, 5/15/13 (MBIA)	Aaa/AAA	3,350,341
2,250	Hamilton Cnty. Sales Tax, 5.25%, 12/1/32,
	Ser. B (AMBAC)	Aaa/NR	2,360,363
1,000	Hamilton Cnty. Sewer System Rev.,
	5.75%, 12/1/25, Ser. A (MBIA)	Aaa/AAA	1,103,770
885	Summit Cnty., GO, 6.25%, 12/1/15 (FGIC)
	(Pre-refunded @ $101, 12/1/10) (a)	Aaa/AAA	1,000,714

			9,058,661

	Pennsylvania—2.1%
2,000	Allegheny Cnty. Hospital Dev. Auth.,
	6.00%, 7/1/23, Ser. B (MBIA)	Aaa/AAA	2,365,500
845	South Wayne Cnty. Water & Sewer,
	5.95%, 10/15/13 (AMBAC) (b)	Aaa/AAA	943,324

			3,308,824

	South Dakota—0.6%
870	Heartland Consumers Power Dist. Rev., 7.00%, 1/1/16	Aaa/AAA	999,995

	Tennessee—0.9%
290	Housing Dev. Agcy., 6.375%, 7/1/22 (b)	Aa2/AA	294,657
960	Memphis-Shelby Cnty. Airport Auth. Rev.,
	6.25%, 3/1/15, Ser. D (AMBAC) (b)	Aaa/AAA	1,051,171

			1,345,828

	Texas—13.2%
1,000	Alliance Airport Auth. Rev., 6.375%, 4/1/21 (b)	Baa2/BBB	1,029,930
1,000	Corpus Christi, GO, 5.00%, 3/1/21 (FSA)
	(Pre-refunded @ $100, 3/1/11) (a)	Aaa/AAA	1,055,938
5,000	Dallas, GO, 4.50%, 2/15/22	Aa1/AA+	4,999,700
3,400	Fort Bend Indpt. School Dist., GO., 5.25%, 8/15/18 (PSF)	NR/AAA	3,612,262
	Houston Water Conveyance System, CP, (AMBAC),
1,000	6.25%, 12/15/14, Ser. J	Aaa/AAA	1,154,130
1,400	7.50%, 12/15/15, Ser. H	Aaa/AAA	1,772,498
1,500	Port Houston Auth., Harris Cnty., GO, 5.75%, 10/1/17 (b)	Aa1/AA+	1,526,190
2,000	Richardson Hospital Auth., 6.00%, 12/1/19	Baa2/BBB	2,176,040
250	State Public Finance Auth. Building Rev.,
	5.625%, 8/1/19, Ser. B (FSA)	Aaa/AAA	269,690
2,000	Texas Tech Univ. Rev., 5.50%, 8/15/18 (MBIA)	Aaa/AAA	2,169,860
1,000	Univ. Houston Revs., 5.25%, 2/15/17 (MBIA)	Aaa/AAA	1,056,420

			20,822,658

6 Municipal Advantage Fund Annual Report | 10.31.05 |

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2005 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Utah—0.1%
	State Housing Finance Agcy. (FHA),
$ 40	6.35%, 7/1/11	Aaa/NR	$40,138
20	6.55%, 1/1/22 (b)	Aaa/AAA	20,095
20	6.55%, 7/1/26 (b)	Aaa/AAA	20,202

			80,435

	Washington—8.2%
5,000	Energy Northwest Elec. Rev.,
	5.75%, 7/1/17, Ser. A (MBIA)	Aaa/AAA	5,522,700
1,005	Franklin Cnty. Public Utility Rev., 5.625%, 9/1/15 (MBIA)	Aaa/AAA	1,099,550
1,000	Grant Cnty. Public Utility Dist.,
	4.75%, 1/1/38, Ser. B (FGIC) (b)	Aaa/AAA	947,910
1,500	Port Seattle Rev., 5.625%, 2/1/24, Ser.B (MBIA) (b)	Aaa/AAA	1,591,080
3,000	State, GO, Motor Vehicle Dept., 5.625%, 7/1/25, Ser. B	Aa1/AA	3,223,980
500	Vancouver, GO, 5.25%, 12/1/18 (MBIA)	Aaa/AAA	547,660

			12,932,880

	West Virginia—0.7%
1,000	Braxton Cnty. Solid Waste Disp. Rev., Weyerhaeuser Co.,
	6.125%, 4/1/26 (b)	Baa2/BBB	1,041,220

	Wyoming—0.7%
1,000	Student Loan Corp. Rev., 6.20%, 6/1/24, Ser. A	NR/AA	1,065,960

	Total Municipal Bonds & Notes (cost-$150,842,403)		154,448,263

OTHER MUNICIPAL BONDS—0.7%

	Puerto Rico—0.7%
1,000	Commonwealth Highway & Transportation Auth Rev.,
	5.50%, 7/1/16, Ser. AA (FGIC) (cost-$1,174,691)	Aaa/AAA	1,121,760

VARIABLE RATE DEMAND NOTES (c)—1.1%

	Idaho—0.2%
300	State Health Facs. Auth. Rev., 2.73%, 11/1/05 (FSA)	VMIGI1/A-1+	300,000

	Wyoming—0.9%
200	Kemmerer Pollution Control Rev., 2.73%, 11/1/05	P1/A1+	200,000
1,200	Lincoln Cnty. Pollution Control Rev., 2.89%, 11/1/05 (b)	P1/A1+	1,200,000

			1,400,000

	Total Variable Rate Demand Notes (cost-$1,700,000)		1,700,000

Total Investments (cost-$153,717,094)—100.0%			$157,270,023

| 10.31.05 | Municipal Advantage Fund Annual Report 7

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2005 (continued)

*	Unaudited

(a)	Pre-refunded bonds — collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

(b)	Subject to Alternative Minimum Tax

(c)
Variable Rate Demand Notes— Instruments whose interest rates change on a specific date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.

Glossary:
AMBAC—insured by American Municipal Bond Assurance Corp.
CP—Certificates of Participation
FGIC—insured by insured Financial Guaranty Insurance Co.
FHA—insured by Federal Housing Administration
FSA—insured by Financial Security Assurance, Inc.
GO—General Obligation Bonds
MBIA—insured by Municipal Bond Investors Assurance
NR—Not Rated
PSF—Public School Fund
XLCA—Insured by XL Capital Assurance

8 Municipal Advantage Fund Annual Report | 10.31.05 | See accompanying Notes to Financial Statements

Municipal Advantage Fund Inc. Statement of Assets and Liabilities
October 31, 2005

Assets:
Investments, at value (cost-$153,717,094)	$157,270,023

Cash	1,371

Receivable for investments sold	5,329,998

Interest receivable	2,649,496

Cash collateral held at broker for futures contracts	155,250

Prepaid expenses	13,279

Total Assets	165,419,417

Liabilities:
Payable for investments purchased	5,447,261

Dividends payable to common and preferred shareholders	390,278

Investment management fee payable	81,757

Payable for variation margin on futures contracts	15,625

Accrued expenses	89,627

Total Liabilities	6,024,548

Preferred Stock ($0.001 par value; $50,000 net asset and liquidation value per share
applicable to 1,100 shares issued and outstanding)	55,000,000

Net Assets Applicable to Common Shareholders	$104,394,869

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.001 per share, applicable to 7,257,093 shares issued and outstanding)	$7,257

Paid-in-capital in excess of par	100,617,944

Undistributed net investment income	8,662

Accumulated net realized gain	182,898

Net unrealized appreciation of investments and futures contracts	3,578,108

Net Assets Applicable to Common Shareholders	$104,394,869

Net Asset Value Per Common Share	$14.39

See accompanying Notes to Financial Statements | 10.31.05 | Municipal Advantage Fund Annual Report 9

Municipal Advantage Fund Inc. Statement of Operations
Year ended October 31, 2005

Investment Income:
Interest	$7,584,024

Expenses:
Investment management fees	973,439

Auction agent fees and commissions	145,393

Legal fees	50,780

Audit and tax service fees	50,770

Shareholder reports and notices	46,710

Custodian fees	43,689

Directors’ fees and expenses	39,940

New York Stock Exchange listing fees	32,088

Transfer agent fees	31,280

Investor relations	5,772

Insurance expense	5,073

Miscellaneous	13,725

Total expenses	1,438,659

Less: custody credits earned on cash balances	(1,544)

Net expenses	1,437,115

Net Investment Income	6,146,909

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	893,769

Futures contracts	(761,474)

Net change in unrealized appreciation/depreciation on:
Investments	(3,523,075)

Futures contracts	75,782

Net realized and unrealized loss on investments and futures contracts	(3,314,998)

Net Increase in Net Assets Resulting from Investment Operations	2,831,911

Dividends and Distributions on Preferred Stock from:
Net investment income	(1,115,924)

Net realized gains	(197,063)

Total dividends and distributions on Preferred Stock	(1,312,987)

Net Increase in Net Assets Applicable to Common Shareholders
Resulting from Investment Operations	$1,518,924

10 Municipal Advantage Fund Annual Report | 10.31.05 | See accompanying Notes to Financial Statements

Municipal Advantage Fund Inc.	Statement of Changes in Net Assets
Applicable to Common Shareholders

	Year ended	Year ended
	October 31, 2005	October 31, 2004

Investment Operations:
Net investment income	$6,146,909	$6,381,561

Net realized gain on investments and futures contracts	132,295	1,989,457

Net change in unrealized appreciation/depreciation of investments
and futures contracts	(3,447,293)	(104,625)

Net increase in net assets resulting from investment operations	2,831,911	8,266,393

Dividends and Distributions on Preferred Stock from:
Net investment income	(1,115,924)	(673,264)

Net realized gains	(197,063)	(34,642)

Total dividends and distributions on preferred stock	(1,312,987)	(707,906)

Net increase in net assets applicable to common shareholders resulting
from investment operations.	1,518,924	7,558,487

Dividends and Distributions to Common Shareholders from:
Net investment income	(4,934,824)	(5,950,817)

Net realized gains	(1,741,702)	(369,894)

Total dividends and distributions to common shareholders	(6,676,526)	(6,320,711)

Total increase (decrease) in net assets applicable to common shareholders	(5,157,602)	1,237,776

Net Assets Applicable to Common Shareholders:
Beginning of year	109,552,471	108,314,695

End of year (including undistributed (dividends in excess of) net investment
income of $8,662 and $(87,588), respectively)	$104,394,869	$109,552,471

Common Shares Issued/Reinvested:	—	—

See accompanying Notes to Financial Statements | 10.31.05 | Municipal Advantage Fund Annual Report 11

Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2005

1. Organization and Significant Accounting Policies

Municipal Advantage Fund Inc. (the “Fund”) was incorporated in the State of Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz AG. The Fund has 100 million shares of $0.001 par value common stock authorized.

The Fund invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security may be fair-valued, in good faith, pursuant to guidelines established by the Board of Directors. The Fund’s investments are valued daily by an independent pricing service. The independent pricing service uses information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 day or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily at the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts and premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its taxable ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

(d) Dividends and Distributions—Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

12 Municipal Advantage Fund Annual Report | 10.31.05 |

Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2005

1. Organization and Significant Accounting Policies (continued)

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities, equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Custody Credits Earned on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly at the annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding.

The Investment Manager has retained its affiliate Oppenheimer Capital LLC, (the “Investment Adviser”) to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Investment Adviser makes all the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Investment Adviser on a monthly basis in return for its services at the maximum annual rate of 0.36% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding.

3. Investments in Securities

For the year ended October 31, 2005, purchases and sales of investments, other than short-term securities, were $40,947,775 and $42,579,420, respectively.

(a) Futures contracts outstanding at October 31, 2005:

	Notional
	Value	Expiration	Unrealized
Type	(000)	Date	Appreciation

Short: U.S. Treasury Bond Futures CBT	$(100)	12/20/05	$25,179

4. Income Tax Information

The tax character of dividends paid was:

	Year Ended	Year Ended
	October 31, 2005	October 31, 2004

Ordinary Income	$3,044	$6,705
Tax Exempt Income	6,047,615	6,617,371
Long-Term Capital Gains	1,938,854	404,541

| 10.31.05 | Municipal Advantage Fund Annual Report 13

Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2005

4. Income Tax Information (continued)

At October 31, 2005, the tax character of distributable earnings was comprised of $208,077 of long-term capital gains and $8,662 of tax exempt income.

The cost basis of portfolio securities for federal income tax purposes is $153,717,094. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $4,373,338; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $820,409; net unrealized appreciation for federal income tax purposes is $3,552,929.

5. Auction Rate Preferred Stock

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 1.65% to 3.00% during the year ended October 31, 2005 and was 2.60% at October 31, 2005.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. Subsequent Common Dividend Declarations

On November 1, 2005, a dividend of $0.050 per share was declared to common shareholders payable December 1, 2005 to shareholders of record on November 18, 2005.

On December 1, 2005, a dividend of $0.050 per share was declared to common shareholders payable December 30, 2005 to shareholders of record on December 16, 2005.

7. Legal Proceedings

On September 13, 2004, the Securities and Exchange Commission (the “Commission”) announced that the Investment Manager and certain of its affiliates (together with the Investment Manager, the “Affiliates”) had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies (‘‘open-end funds’’) advised or distributed by these certain affiliates. In their settlement with the Commission, the Affiliates consented to the entry of an order by the Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Affiliates have been dismissed from the related complaint the Commission filed on May 6, 2004 in the U.S. District Court in the Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Fund.

In a related action on June 1, 2004, the Attorney General of the State of New Jersey (‘‘NJAG’’) announced that it had entered into a settlement agreement with Allianz Global and the Affiliates, in connection with a complaint filed by the NJAG on February 17, 2004. In the settlement, Allianz Global and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the Commission order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Fund.

On September 15, 2004, the Commission announced that the Affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of directors and shareholders of various open-end funds advised or distributed by the Affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called ‘‘shelf space’’ arrangements with certain broker-dealers. In their settlement with the Commission, the Affiliates consented to the entry of an order by the Commission without admitting or denying the findings contained in the

14 Municipal Advantage Fund Annual Report | 10.31.05 |

Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2005

7. Legal Proceedings (continued)

order. In connection with the settlement, the Affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with an affiliate of the Investment Manager in resolution of an investigation into matters that are similar to those discussed in the Commission order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things that this affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters. Neither the Commission order nor the California Attorney General’s complaint alleges any inappropriate activity took place with respect to the Fund.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against the Investment Adviser and certain of its Affiliates based on the same circumstances as those cited in the 2004 settlements with the Commission and NJAG involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that the Investment Manager and certain of its Affiliates improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Affiliates in violation of the funds’ stated restrictions on “market timing.” The West Virginia Complaint also names numerous other defendants unaffiliated with the Affiliates in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees. The West Virginia Complaint does not allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern ‘‘market timing,’’ and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern ‘‘revenue sharing’’ with brokers offering ‘‘shelf space’’ and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds.

The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts naming as defendants the Investment Manager, the Affiliates, Allianz Global, the Fund, other open- and closed-end funds advised or distributed by the Investment Adviser and/or its affiliates, the boards of directors or trustees of those funds, and/or other affiliates and their employees. Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement described above under Section 9(a), the Investment Manager and certain of its affiliates (together, the ‘‘Applicants’’) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act.

The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent order. There is no assurance that the Commission will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against the Investment Manager or the Affiliates, the Investment Manager or the Affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

| 10.31.05 | Municipal Advantage Fund Annual Report 15

Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2005

7. Legal Proceedings (continued)

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the open-end funds on behalf of holders of Class B shares of the open-end funds. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges, on account of the purported market timing activity in certain open-end funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. The open-end funds removed the action to the United States District Court for the Central District of California. The complaint does not allege that any inappropriate activity took place with respect to the Fund.

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., was filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by the Investment Manager and the Affiliates, is currently pending in the Federal district Court for the Central District of California. The plaintiff alleges that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages. On June 8, 2005, the Court dismissed the complaint with prejudice.

The foregoing speaks only as of the date hereof. There may be additional litigation or regulatory developments in connection with the matters discussed above.

16 Municipal Advantage Fund Annual Report | 10.31.05 |

Municipal Advantage Fund Inc. Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended October 31,

	2005	2004	2003	2002	2001

Net asset value,
beginning of year	$15.10	$14.93	$14.84	$14.82	$13.75

Income (Loss) from
Investment Operations:
Net investment income	0.85	0.88	0.91	0.99	1.03

Net realized and unrealized
gain (loss) on investments and
futures contracts	(0.46)	0.26	0.15	(0.03)	1.04

Total from investment
operations	0.39	1.14	1.06	0.96	2.07

Dividends and Distributions
on Preferred Stock from:
Net investment income	(0.15)	(0.10)	(0.08)	(0.11)	(0.26)

Net realized gains	(0.03)	(0.00)†	—	—	—

Total dividends and distributions
on preferred stock	(0.18)	(0.10)	(0.08)	(0.11)	(0.26)

Net increase in net assets
applicable to common
shares resulting from
investment operations	0.21	1.04	0.98	0.85	1.81

Dividends and Distributions
to Common Shareholders from:
Net investment income	(0.68)	(0.82)	(0.89)	(0.83)	(0.74)

Net realized gains	(0.24)	(0.05)	—	—	—

Total dividends and distributions
to common shareholders	(0.92)	(0.87)	(0.89)	(0.83)	(0.74)

Net asset value, end of year	$14.39	$15.10	$14.93	$14.84	$14.82

Market price, end of year	$12.37	$13.29	$13.57	$13.04	$13.05

Total Investment Return (1)	(0.1)%	4.4%	11.0%	6.4%	20.4%

RATIOS/SUPPLEMENTAL DATA
Net assets applicable to
common shareholders,
end of year (000’s)	$104,395	$109,552	$108,315	$107,673	$107,534

Ratio of expenses to
average net assets (2)(3)	1.34%	1.30%	1.35%	1.38%	1.34%

Ratio of net investment income
to average net assets (2)	5.73%	5.89%	6.09%	6.83%	7.17%

Asset coverage per share
of preferred stock	$144,857	$149,534	$148,442	$147,846	$147,707

Portfolio turnover	26%	82%	23%	37%	25%

† Less than $0.005 per share.
(1) Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each year and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(2) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3) Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(f) in Notes to Financial Statements)

See accompanying Notes to Financial Statements | 10.31.05 | Municipal Advantage Fund Annual Report 17

Municipal Advantage Fund Inc.	Report of Independent Registered Public
Accounting Firm

To the Board of Directors and Shareholders
of Municipal Advantage Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of Municipal Advantage Fund Inc. (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 15, 2005

18 Municipal Advantage Fund Annual Report | 10.31.05 |

Municipal Advantage Fund Inc.	Privacy Policy / Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2005 is available: (i) without charge, upon request, by calling the Fund’s transfer agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

| 10.31.05 | Municipal Advantage Fund Annual Report 19

Municipal Advantage Fund Inc. Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year end (October 31, 2005) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, the Fund is advising that substantially all dividends paid from net investment income during the tax year ended October 31, 2005 were federally exempt interest dividends, although the Fund did invest in securities which paid interest subject to the federal alternative minimum tax during the tax year. The percentage of dividends paid from net investment income subject to such tax was 16.0% . Additionally, the Fund invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, 0.05 % of the Fund’s dividends paid during the fiscal year are taxable. Per share dividends for the tax year ended October 31, were:

Dividends to common shareholders from net investment income	$0.68
Dividends on preferred stock from net investment income	$1,014.48

Distributions to common shareholders from long-term capital gains	$0.24
Distributions to preferred shareholders from long-term capital gains	$179.15

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2005. In January 2006, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2005. The amount that will be reported, will be the amount to be used on your 2005 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended October 31, 2005. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund. An allocation of interest income by state will also be provided which may be of value in reducing a shareholder’s state or local tax liability, if any.

20 Municipal Advantage Fund Annual Report | 10.31.05 |

Municipal Advantage Fund Inc.	Dividend Reinvestment &
Cash Purchase Plan (unaudited)

The Fund has a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in which all dividends and distributions paid to Common Stockholders are automatically reinvested in additional shares of the Fund (unless a shareholder elects to receive cash). PFPC Inc. ( the “Plan Agent”) serves as agent for the holders of Common Stock in administering the Plan. Subsequent to the Fund paying a dividend and/or distribution, the Plan Agent, as agent for the participants, receives cash and uses it to purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund does not issue any new shares of Common Stock in connection with the Plan. The Plan Agent’s fees for the provision of services in connection with the reinvestment of dividends and distributions is paid by the Fund. Each participant also pays a pro rata share of the brokerage commission incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment. The receipt of dividends and distributions under the Plan does not relieve participants of any income tax which may be payable on such dividends or distributions. Participation in the Plan may be terminated at any time by written notice to the Plan Agent. Participants also have an option to make additional cash payments to the Plan Agent for the purchase of Common Stock with a minimum investment of $250. All correspondence concerning the Plan including requests for additional information or requests to be included or excluded from the Plan should be addressed to the applicable bank, broker-dealer or other nominee or in the case of shareholders whose shares are registered in their own name to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 or by calling (800) 331-1710.

| 10.31.05 | Municipal Advantage Fund Annual Report 21

Municipal Advantage Fund Inc. Board of Directors (unaudited)

Name, Age, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Robert E. Connor	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office,
Date of Birth: 9/17/34	Smith Barney Inc.
Chairman of the Board of Directors: since: 2004
Director since: 2000
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Paul Belica	Formerly senior executive and member of the Board of Smith Barney,
Date of Birth: 9/27/21	Harris Upham & Co. and CEO of five New York State Agencies.
Director since: 2003
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 21 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

David C. Flattum†	Managing Director, Chief Operating Officer, General Counsel and member of Management
Date of Birth: 8/27/64	Board, Allianz Global Investors of America L.P. ; Formerly, Partner, Latham & Watkins
Director since: 2004	LLP (1998-2001).
Term of office: Expected to stand for election
at 2008 annual meeting of shareholders.
Trustee of 54 funds in Fund Complex
Trustee of no funds outside of Fund Complex

Raymond D. Horton	Professor, Columbia University Graduate School of Business; Formerly, President,
Date of Birth: 12/4/39	Citizens Budget Commission, Inc. (1986-1998).
Director since: 1994
Term of office: Expected to stand for re-election at
2006 annual meeting of shareholders.
Director/Trustee of 1 fund in Fund Complex
Director/Trustee of no funds outside of Fund Complex

Wendy W. Luers	Founder and President, The Foundation for a Civil Society, New York, Prague,
Date of Birth: 6/16/40	Bratislava (a non profit foundation which sponsors various organizations and
Director since: 2001	programs in the Czech and Slovak Republics).
Term of office: Expected to stand for re-election at
2007 annual meeting of shareholders.
Director/Trustee of 1 fund in Fund Complex
Director/Trustee of no funds outside of Fund Complex

†
Mr. Flattum is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. and the Manager. In addition to Mr. Flattum's positions with affiliated persons of the funds set forth in the trade above, he holds the following positions with affiliated persons: Managing Director; Chief Operating Officer, General Council & Member of Management Board, Allianz Global Investors of America L.P.; Member of Management Board, Allianz Global Investors Fund Management LLC; Director, PIMCO Global Advisors (Resources) Limited: Managing Director, Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holdings L.P., Allianz Pac-Life Partners LLC, PA Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

Further information about Fund's Directors is available in the Fund's Statement of Additional Information, dated August 26, 2003, which can be obtained upon request, without charge, by calling the Fund's transfer agent at (800) 331-1710.

22 Municipal Advantage Fund Annual Report | 10.31.05 |

Municipal Advantage Fund Inc. Principal Officers (unaudited)

Name, Age, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:

The address of each officer is 1345 Avenue of the Americas, New York, NY 10105

Brian S. Shlissel	Executive Vice President, Allianz Global Investors Fund Management LLC; President and
Date of Birth: 11/14/64	Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial
President & Chief Executive Officer since: 2002	and Accounting officer of 31 funds in the Fund Complex; Trustee of 8 funds in the Fund
Treasurer, 1999-2002	Complex.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer,
Date of Birth: 3/10/66	Principal Financial and Accounting officer of 32 funds in the Fund Complex; Assistant
Treasurer, Principal/Financial and Accounting	Treasurer of 31 funds in the Fund Complex.
Officer: since: 2002

Matthew Greenwald	Senior Vice President of Oppenheimer Capital LLC, Vice President, Premier VIT.
Date of Birth: 4/29/54
Vice President since: 1997

Thomas J. Fuccillo	Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P.,
Date of Birth: 3/22/68	Secretary of 32 funds in the Fund Complex.
Secretary since: 2004

Youse Guia	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America
Date of Birth: 9/3/72	L.P., Chief Compliance Officer of 63 funds in the Fund Complex.
Chief Compliance Officer since: 2004

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

| 10.31.05 | Municipal Advantage Fund Annual Report 23

Directors and Principal Officers
Robert E. Connor
     Director, Chairman of the Board of Directors
Paul Belica
     Director
David C. Flattum
     Director
Raymond D. Horton
     Director
Wendy W. Luers
     Director
Brian S. Shlissel
     President & Chief Executive Officer
Matthew Greenwald
     Vice President
Lawrence G. Altadonna
     Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
     Secretary
Youse Guia
     Chief Compliance Officer

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser
Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund's website at www.allianzinvestors.com.

On March 3, 2005, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com or by calling the Fund’s transfer agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331- 1710.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2 (a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “reporting periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,000 in 2004 and $35,000 in 2005.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $21,000 in 2004 and $16,000 in 2005. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $5,400 in 2004 and $5,400 in 2005. These services consisted of review or preparation of U. S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Municipal Advantage Fund (The “Funds”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

     The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

     On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At lease annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

     The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

     The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedures reports (inclusive of quarterly review of Basic
     Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

     Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

     The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

     Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

     Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

     The Funds’ independent accountants will render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other services that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

     The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager0 (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

     Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

     With respect to the provision of permitting non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accounting during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

                   e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

                   f) Not applicable

                  g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2004 Reporting Period was $2,984,553 and the 2005 Reporting Period was $2,637,791.

                   h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

     The Fund has a separately designated standing audit committee established in accordance with Section 3 (a) (58) (A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Raymond D. Horton and Wendy W. Luers.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     The registrant has delegated the voting of proxies relating to its voting securities to its Investment-adviser, Oppenheimer Capital LLC (the “Investment-Adviser”). The Proxy voting Policies and Procedures of the Investment-Adviser are included as an Exhibit 99 PROXYPOL hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not effective at the time of this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

MAXIMUM NUMBER
			TOTAL NUMBER	OF SHARES THAT
			OF SHARES PURCHASED	MAY YET BE
	TOTAL NUMBER	AVERAGE	AS PART OF PUBLICLY	PURCHASED UNDER
	OF SHARES	PRICE PAID	ANNOUNCED PLANS OR	THE PLANS
Period	PURCHASED	PER SHARE	PROGRAMS	OR PROGRAMS

Nov-04	N/A	N/A	N/A	N/A
Dec-04	N/A	N/A	N/A	N/A
JAN-05	N/A	N/A	N/A	N/A
FEB-05	N/A	N/A	N/A	N/A
MAR-05	N/A	N/A	N/A	N/A
APR-05	N/A	N/A	N/A	N/A
MAY-05	N/A	N/A	N/A	N/A
Jun-05	N/A	N/A	N/A	N/A
JUL-05	N/A	N/A	N/A	N/A
AUG-05	N/A	N/A	N/A	N/A
Sept-05	N/A	N/A	N/A	N/A
Oct-05	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)      The registrant's President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)      There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1)	Exhibit 99.CODE ETH – Code of Ethics

(a) (2)	Exhibit 99.CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c)	Exhibit 99.Proxypol – Proxy Voting Policies and Procedures

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Municipal Advantage Fund Inc.

By /s/ Brian S. Shlissel
-------------------------------
Brian S. Shlissel, President & Chief Executive Officer

Date: December 30, 2005

By /s/ Lawrence G. Altadonna
-----------------------------------------
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: December 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
-------------------------------
Brian S. Shlissel, President & Chief Executive Officer

Date: December 30, 2005

By /s/ Lawrence G. Altadonna
-----------------------------------------
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: December 30, 2005